SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2006

Arrhythmia Research Technology, Inc.

(Exact name of issuer as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	1-9731 (Commission File Number)	72-0925679 (I.R.S. Employer Identification Number)

25 Sawyer Passway

Fitchburg, MA 01420

(Address of principal executive offices and zip code)

(978) 345-5000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective October 4, 2006, we entered into a written amendment (the “Amendment”) to our five-year Employment Agreement dated October 5, 2001, (the “Employment Agreement”) with James E. Rouse, our President and Chief Executive Officer, providing for a sixty-day extension of the term of the existing Employment Agreement. With the exception of this sixty-day extension, the terms of the Mr. Rouse’s Employment Agreement remain unchanged. A copy of the Amendment is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits
(d)	The following exhibits are filed with this report:

Exhibit

Number	Description
99.1*	Amendment No.1 to Employment Agreement effective as of October 4, 2006

* Indicates a management contract or compensatory plan required to be filed as an exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fitchburg, Commonwealth of Massachusetts, on the 6th day of October 2006.

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

By: /s/ David A. Garrison

David A. Garrison

Executive Vice President and

Chief Financial Officer

Exhibit Index

Exhibit

Number	Description
99.1*	Amendment No.1 to Employment Agreement effective as of October 4, 2006

* Indicates a management contract or compensatory plan required to be filed as an exhibit.

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